NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  ROYCE MICRO-CAP TRUST, INC.


To the Stockholders of
ROYCE MICRO-CAP TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE MICRO-CAP TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 28, 1998 at 3:00 p.m. (E.T.), for the following purposes:

     1. To elect a board of five directors, three to be elected by the holders of both the Fund's Common Stock and its 7.75% Cumulative Preferred Stock ("Preferred Stock") voting together as a single class, and two to be elected only by the holders of the Fund's Preferred Stock.

      2. To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 1998.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

      The Fund's Annual Report to Stockholders for the year ended December 31, 1997 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                           IMPORTANT

      To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Directors,

                              John E. Denneen
                              Secretary
April 7, 1998

                         ANNUAL MEETING OF STOCKHOLDERS
                        	       OF
                  	   ROYCE MICRO-CAP TRUST, INC.
                  	   1414 Avenue of the Americas
                    	    New York, New York 10019

                    	    Tuesday, April 28, 1998

                 	_____________________________
                        	PROXY STATEMENT
                 	_____________________________


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting, solicited on behalf of the directors of Royce Micro-Cap Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposal 2 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of the Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

      On March 31, 1998, the record date for the meeting, there were 13,129,779 shares of Common Stock and 1,600,000 shares of Preferred Stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

      The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Preferred Stock as of the record date.

	                      Class       Amount and Nature      Percentage
Name and Address of Owner     of Stock    of Ownership           of Class
-------------------------     --------	  -----------------      ----------

Charles M. Royce              Common    865,286 shares--              6.6%
1414 Avenue of the Americas             Beneficial (sole voting
New York, NY 10019                      and investment power)

Cede & Co. FAST               Common    12,603,432 shares-Record     96.0%
P.O. Box 20 Bowling
 Green Station             Preferred     1,592,917 shares-Record     99.6%
New York, NY 10274


          SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

           Common               	        Preferred
Proposal   Stockholders                         Stockholders
--------   ------------			        ------------
   1       Common and Preferred Stockholders,   Preferred Stockholders,
           voting together as a single class,   voting as a separate class,
           elect 3 directors                    elect 2 additional directors


   2       Common and Preferred Stockholders, voting together as a single class

             1. ELECTION OF DIRECTORS (Proposal 1)

      At the meeting, it is proposed to elect five directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualifies. The holders of both the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect three directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Fund's Board of Directors has nominated the following five persons, each of whom has served as a director since July 1986, (except for John D. Diederich, who has served as a director since June 1997), to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                        Positions With
          Name                Age       The Fund            	Elected By
	  ----	              ---       --------------          ----------
 Charles M. Royce    ......    58  	Director, President 	Common and
                                       	and Treasurer       	Preferred

 John  D.  Diederich ......    46  	Director and Vice 	Preferred only
                                        President

 Richard M. Galkin   ......    59  	Director       		Common and
								Preferred

 Stephen L. Isaacs   ......    58  	Director       		Common and
                                                       		Preferred

 David L. Meister    ......    58       Director       		Preferred only

      A total of seven meetings of the Board of Directors were held during the year ended December 31, 1997, and each director attended 75% or more of the meetings held during the period in which he served.

      The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for recommending the selection and nomination of the independent auditors of the Fund and for conducting post-audit reviews of the Fund's financial condition with the auditors. The Audit Committee held two meetings during the year ended December 31, 1997, and each member of the Audit Committee attended both of the meetings. The Board of Directors does not have any other standing committees.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

     Name of Director                   Amount         Percentage of Class
     ----------------			------	       -------------------
     Charles  M.  Royce  ...........    865,286 shares		6.6%
     John  D.  Diederich ...........        550 shares		-
     Richard M. Galkin   ...........    None             	-
     Stephen L. Isaacs   ...........    None             	-
     David L. Meister    ...........    None			-


      Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (9 persons) beneficially owned 888,146 shares of the Fund's Common Stock, constituting 6.8% of the class, and no shares of its Preferred Stock.

BUSINESS EXPERIENCE

      Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

      Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Royce, the investment adviser to the Fund. He has served as Royce's President and Treasurer for more than 24 years. Mr. Royce also manages three private investment partnerships through Royce Management Company ("RMC"), a registered investment adviser, of which he is the managing general partner.

      John  D.   Diederich has been the Director of Administration of The  Royce
Funds since January 1993 and President of Royce Fund Services, Inc. ("RFS"), the distributor of The Royce Fund's shares, since November 1995.

      Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., telecommunications consultants.

      Stephen L. Isaacs has been President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

     David L. Meister is a consultant in the communications industry.

      Mr. Royce is also President and Treasurer of Royce Value Trust, Inc. ("RVT"), Royce Global Trust, Inc. ("RGT"), The Royce Fund ("TRF") and Royce Capital Fund ("RCF"), registered management investment companies. Messrs. Royce, Galkin, Isaacs and Meister are also directors/trustees of RVT, RGT, TRF and RCF. Mr. Diederich is also a director of RVT and a Vice President of the Fund, RVT, RGT and RCF, and Mr. Royce is also the sole shareholder and director and Secretary of RFS.

     Messrs. Royce and Diederich are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Royce.

REMUNERATION OF DIRECTORS

      Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1997.

                    Aggregate Compensation   Total Compensation From the Fund
     Director       From the Fund            and Other Royce Funds
     --------	    ----------------------   --------------------------------
     Charles M. Royce    $      -                    $      -
     John D.  Diederich         -                           -
     Richard M. Galkin      7,500                      65,000
     Stephen L. Isaacs      7,500                      65,000
     David L. Meister       7,500                      65,000

      Each of the Fund's non-affiliated directors receives a base fee of $5,000 per year plus $500 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1997 in addition to or in lieu of this standard arrangement.


VOTE REQUIRED

       A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.


                      2. RATIFICATION OF
    SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

      At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, of Tait, Weller & Baker, independent accountants, to serve as the Fund's auditors for the year ending December 31, 1998.

      The practice of Tait, Weller & Baker is concentrated in the investment company/management industry, and the Board believes the Fund, as part of an independent complex, should benefit from the expertise and cost effectiveness which they have developed. The selection of Tait, Weller & Baker did not involve any dispute with Ernst & Young LLP, the Fund's independent public accountants for the year ended December 31, 1997, or a decision by Ernst & Young LLP not to stand for re-election as auditors. The report of Ernst & Young LLP on the financial statements of the Fund as of December 31, 1997 and for the two years then ended, as well as all prior reports, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      Tait, Weller & Baker has informed the Fund that neither Tait, Weller & Baker nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. Representatives of Tait, Weller & Baker and Ernst & Young LLP are not expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

VOTE REQUIRED

      Ratification of the selection of Tait, Weller & Baker as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                        3. OTHER BUSINESS

     Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of the Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.


                     ADDITIONAL INFORMATION

      The address of Royce & Associates, Inc., the Fund's investment adviser, is 1414 Avenue of the Americas, New York, New York 10019.

      Mitchell Hutchins Asset Management, Inc., located at 1285 Avenue of the Americas, New York, New York 10019, serves as the Fund's Administrator.


                     STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Fund's 1999 Annual Meeting of Stockholders must be received by the Fund by December 8, 1998, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.



  PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
               ACCOMPANYING POSTAGE-PAID ENVELOPE


RCMT-PS-98

COMMON STOCK      ROYCE MICRO-CAP TRUST, INC.       COMMON  STOCK

                  1414 Avenue of the Americas
                      New York, NY  10019

	  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Common Stockholder of Royce Micro-Cap Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on March 31, 1998, at the Annual Meeting of Stockholders to be held on April 28, 1998, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE  VOTE,  DATE  AND SIGN ON REVERSE AND RETURN PROMPTLY  IN   THE  ENCLOSED
ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_____________________________________	_____________________________________

_____________________________________	_____________________________________

_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

__________________________________________________

     ROYCE MICRO-CAP TRUST, INC.
         COMMON STOCK
_____________________________________________



                                                                With-    For All
          1.   ELECTION OF DIRECTORS                     For    hold     Except

                  CHARLES M. ROYCE, RICHARD M. GALKIN	 / /    / /       / /
                          AND STEPHEN L. ISAACS

               If you do not wish your shares voted "FOR" a particular nominee, mark the
               "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                          For  Against  Abstain

          2.  PROPOSAL TO RATIFY THE SELECTION OF TAIT,	  / /    / /       / /
              WELLER & BAKER AS INDEPENDENT PUBLIC
              ACCOUNTANTS

          3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
              SUCH OTHER BUSINESS AS MAY PROPERLY COME
              BEFORE THE MEETING.



       Please  be sure to sign and date this Proxy.     Date:

       Mark box at the right if an address change or comment has been noted on the reverse side of this card.


       Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK   ROYCE MICRO-CAP TRUST, INC.    PREFERRED STOCK

                 1414 Avenue of the Americas
                     New York, NY  10019


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Preferred Stockholder of Royce Micro-Cap Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.75% Cumulative Preferred Stock of the Fund held of record by the undersigned on March 31, 1998, at the Annual Meeting of Stockholders to be held on April 28, 1998, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE  VOTE,  DATE  AND SIGN ON REVERSE AND RETURN PROMPTLY  IN   THE  ENCLOSED
ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_____________________________________	_____________________________________

_____________________________________	_____________________________________

_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE


__________________________________________________

ROYCE MICRO-CAP TRUST, INC.
         PREFERRED STOCK
_____________________________________________




                                                                With-    For All
          1.   ELECTION OF DIRECTORS                     For    hold     Except

                  CHARLES M. ROYCE, JOHN D. DIEDERICH,	 / /    / /       / /
                  RICHARD M. GALKIN, STEPHEN L. ISAACS,
			AND DAVID L. MEISTER

               If you do not wish your shares voted "FOR" a particular nominee, mark the
               "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                          For  Against  Abstain

          2.  PROPOSAL TO RATIFY THE SELECTION OF TAIT,	  / /    / /       / /
              WELLER & BAKER AS INDEPENDENT PUBLIC
              ACCOUNTANTS

          3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
              SUCH OTHER BUSINESS AS MAY PROPERLY COME
              BEFORE THE MEETING.



       Please  be sure to sign and date this Proxy.     Date:

       Mark box at the right if an address change or comment has been noted on the reverse side of this card.


       Stockholder sign here       Co-owner sign here       RECORD DATE SHARES: